Exhibit 10.9

Sales and Purchase Contract

Ref. No: HT-2005-12002

Date: 28th December, 2005

Venue : Shenyang, PRC

This contract is signed between:

Party A	: Shenyang Yunfeng Real Estate Development Co. Ltd.

(hereinafter called Party A)

Address	: 73, Nanba Zhong Road, Tiexi District, Shenyang

Legal Representative : JIANG Peng

Party B	: Shenyang Maryland International Industry Co. Ltd.

(hereinafter called Party B)

Address	: 69, Heping Road North, Heping District, Shenyang

Legal Representative : JIANG Fang

1.	Background of Transaction

Shenyang Yindu Property Co. Ltd. is a Sino-Foreign joint venture corporation with a registered initial capital of RMB 50 million. The purpose of the formation of the company is the development of a “Xita Project”, a real estate development project. Party A is a majority shareholder of this company with 70% share equity, i.e., RMB 35 million. Party A shall now transfer this share equity to Party B. After the transfer of such share equity, Party B shall become the Chinese Partner of Shenyang Yindu Property Co. Ltd. This contract is hereby signed between both Parties with a fair justification.

2.	Price of Transaction

Both Parties agreed that the transaction is free.

3.	Terms of Payment

After the transaction of the share equity, Party B becomes the Chinese Partner of Shenyang Yindu Property Co. Ltd, holding 70% share equity. Therefore, a RMB 35 million equity capital should be paid according to the “Shenyang Yindu Property Co. Ltd. Contract” and “the Memorandum of Shenyang Yindu Property Co. Ltd.”.

4.	Force Majeure

Should any term of this contract is not performed by either Party owing to “Force Majeure” such as fire, flooding, earthquake, etc., both Parties shall negotiate, and hence, may delay the execution of the contract.

5.	Arbitration

All disputes arising from the performance of, or relating to this Contract, shall be settled amicably through negotiation. In case no settlement can be reached through negotiation, the case shall then be submitted to the People’s Court of China for arbitration in accordance with its arbitration laws.

6.	Others

Additional terms of this Contract shall be agreed upon by both Parties through negotiations. This contract is written in both Chinese and English. Both language versions are equally legitimate. This Contract is written in four originals; each Party holds two.

Signed by Party A, Shenyang Yunfeng Real Estate Development Co. Ltd.:

Representative: JIANG Peng (authorized signature)

Signed by Party B, Shenyang Maryland International Industry Co. Ltd.:

Representative: JIANG Fang (authorized signature)

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